SUPPLEMENT TO THE CMG ENHANCED S&P 500(R) INDEX FUND'S, CMG LARGE CAP VALUE
   FUND'S, CMG LARGE CAP GROWTH FUND'S, CMG MID CAP VALUE FUND'S, CMG MID CAP
    GROWTH FUND'S, CMG SMALL/MID CAP FUND'S, CMG SMALL CAP VALUE FUND'S, CMG
            SMALL CAP GROWTH FUND'S, CMG INTERNATIONAL STOCK FUND'S,
               AND CMG EMERGING MARKETS EQUITY FUND'S PROSPECTUS,
                              DATED AUGUST 21, 2003


         PORTFOLIO MANAGER FOR THE FUND. In the table, page 37 of the section of the Prospectus entitled "Small Cap Growth Fund/Portfolio Manager for the Fund" is revised in its entirety to read as follows:

"Paul J. Berlinguet is the Fund's Portfolio Manager. Mr. Berlinguet is a Senior Portfolio Manager, head of the Small Cap Growth team, and co-head of the Large Cap Growth team. Prior to joining the Advisor in October 2003, Mr. Berlinguet was head of the large-mid cap equity group and a Portfolio Manager at John Hancock Funds. Prior to joining John Hancock Funds in April 2001, Mr. Berlinguet was head of the Global Technology Research team and a large cap growth Portfolio Manager at Baring Asset Management. During his 12-year career at Baring Asset Management, he also managed a small cap aggressive growth unit trust and was lead Portfolio Manager for four years. Mr. Berlinguet earned an M.S.M. degree in Management from Lesley University and a B.S.B.A. degree in Marketing from Suffolk University."



                                NOVEMBER 14, 2003